IDT Corporation

innovative communications & payment services

Third Quarter
Fiscal Year 2019

Forward-Looking Statements



All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.



Table of Contents

Overview · **Financial**

Industries	**Telecom; Transaction and Payment Services**
Ticker	**NYSE: IDT**
Stock Price [1]	**$11.20**
Shares Outstanding [2]	**26.3 MM**
Market Cap [1]	**$294 MM**
Cash, cash equivalents and debt securities [3]	**$80 MM**
Revenue (TTM) [4]	**$1,446 MM**
Income from Operations (TTM) [4]	**$16 MM**
Adjusted EBITDA (TTM) [4]	**$40 MM**
CapEx (TTM) [4]	**$18 MM**

[1]Based on closing price on September 13, 2019

[2]As of June 5, 2019

[3]As of April 30, 2019

[4]TTM - Twelve months ended April 30, 2019

Overview · **Key Facts**

1990
Founded by Howard Jonas

1996
Went Public

$1.4 B
Annual Revenue

6
Spin-Offs & Divestitures

24
Offices Globally

1300
Employees Globally

24 B
Minutes Carried

Overview · **Business Portfolio**

Core Offerings

- Global leader in international long-distance calling services
- Pioneering international value transfer via mobile networks
- Stable and predictable cash flows

New Business Initiatives

- Synergistic with core
- Higher margins
- Robust upside potential


IDT

Overview · **Offerings**

Core

- BOSS Revolution Calling
- Mobile Top-Up
- Wholesale Carrier Services
- Other

New Business Initiatives

- net2phone - unified communications as a service
- National Retail Solutions
- BOSS Revolution Money Transfer

Revenue by Source*


Core Offerings
New Business Initiatives

Margin Contribution by Source*


Core Offerings
New Business Initiatives

TTM ended April 30, 2019

Core · **Offerings**

Growing market share through enhanced product technology, global reach, distribution and marketing


BOSS
REVOLUTION

BOSS Revolution Calling

$502 million *


$

Mobile Top-Up

$265 million *


IDT
PLATINUM

Wholesale Carrier Services

$548 million *

* Revenue for the twelve months ended April 30, 2019

Core · **Predictable Revenue & Margins**



$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Core revenue in millions
$70
$60
$50
$40
$30
$20
$10
$-
Revenue less direct cost in millions
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
BOSS Revolution Calling
Wholesale Carrier
Mobile Top-Up
Other
Margin Contribution

Core · **BOSS Revolution Calling**

- Prepaid international long-distance offering delivering significant savings vs. most landline and wireless per/minute offerings
- Leading immigrant-focused brand backed by nationwide marketing
- 3.7 M customer per month, 1.1 M active on BOSS Revolution app
- Underbanked customers can purchase with cash through retailers:
  - 60+% of transactions with cash
  - Network of ~35,000 retailers nationwide



Core · **BOSS Revolution Calling**

App User Growth Driving Business



Tom Marquez
Hey what's up buddy? Are you going to Anthony's
Andrea Tomkins
Maria Santiago
Last Month
Thomas Clayborn
Premier league is on
Alex Ingleses
Are you going to Tom's?

CAGR
3Q18 to 3Q19
19%



1,250,000
1,000,000
750,000
500,000
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19

Core · **Mobile Top-Up**

Oi
Digicel
tigo
movistar
glo
T · · Mobile ·
Claro
verizon

- US customers recharge domestic and overseas mobile accounts of family and friends
- Partnerships with wireless operators in 90+ countries
- Offered at BOSS Revolution retailers, in app and online
- Bundled offerings (airtime minutes/text/data) fuel growth


$

Core · **Mobile Top-Up**

Data Demand Driving Revenue Growth



Revenue in millions
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Airtime Top-Up Revenue
Bundles (voice, data, text) Revenue

Core · **Wholesale Carrier Services**

Leveraging our Global Reach



Vodaphone
Tata
Orange
BICS
Airtel
IDT
Telefonica
KPN/iBasis
Telecom Italia
Deutsche Telekom
Verizon
0
20
40
60
Total Minutes of Top International Carriers (Billions)

- Terminates international long distance (ILD) calls for telecom operators, including the largest global carriers
- Leverages BOSS Revolution retail origination minutes to create reciprocal "buy and sell" opportunities
- World's sixth largest ILD carrier
- Telecoms from 100+ countries utilize self-serve platform to purchase ILD terminations & virtual numbers (DIDs)

Core – **Strategic Assets Leveraged Across the Enterprise**


Proven brands - BOSS Revolution & net2phone
Global infrastructure
35,000 retailers serviced by our direct sales force
Transaction platform
IDT
8M + retail customers
VoIP expertise
Our people

New **Businesses**

Leveraging Core Competencies to Provide Next Generation Communications and Payment Services

net2phone's UCaaS Offering

Cloud communication solutions for businesses globally

National Retail Solutions

Point-of-sale (POS) network serving independent retailers

BOSS Revolution Money Transfer

International money remittance

Communications

Payments

Cloud Communications Solutions for Business
Converged Across Channels & Devices


Analytics
WebRTC
Mobile App
Full Featured Desk Phone

New Businesses · **net2phone UCaaS**

$27M ARR *

80% Revenue Growth **

101,000 seats ***

- Addressable market: $79 billion by 2024 [1]
- Expanding global footprint:
  - North America: US, Canada & Mexico
  - South America: Brazil, Argentina, Colombia
  - Opening in CY 2019-2020: Hong Kong
- Marketed through indirect and direct channels

- Near term growth drivers:
  - Deployment of proprietary platform with upmarket feature set enhancements and integrations
  - Continued expansion in Brazil and other current LATAM markets
  - Channel marketplace launch (Canada)
  - Active footprint expansion

* Annual run rate for three months ended April 30, 2019 for UCaaS and SIP-trunking offerings
** Q3 FY 2019 compared to Q3 FY 2018
*** At July 31, 2019
[1] Unified Communications as a Service global market by 2024 (TRM)

New Businesses · **National Retail Solutions**

$9M ARR

32% Revenue Growth

7,200+ Retailers*



NATIONAL RETAIL SOLUTIONS

- Provides independent retailers with networked point-of-sale (POS) terminals and services that significantly enhance retailers' competitiveness
- Addressable market of ~200k independent retailers including 40k BOSS Revolution retailers
- Platform growth: Adding ~1000 retailers per quarter
- Platform-derived services monetize retail traffic:
  - Retailers: Monthly service fees and payment processing
  - Data analytics & CPGs: Aggregated transaction data
  - Programmatic digital out-of-home ad buyers: Consumer-facing display impressions

New Businesses · **BOSS Revolution Money Transfer**

$24M ARR

98% Revenue Growth in D2C Channel

34% Revenue Growth

- Customers in US, primarily immigrants, remit cash overseas
- Addressable market: Annual remittances from the US - $68 billion (World Bank, 2018)
- Origination network:
  - Direct to consumer (D2C) - Money app + web
  - Nationwide retail network at over 700 locations
- Global payout network:
  - 49 countries - focused on LATAM & Africa
  - 300k+ payout locations
  - Mobile wallet networks

BOSS REVOLUTION MONEY

New Businesses · **Money Transfer**

Growth in Direct-to-Consumer (D2C) Channel


D2C
3Q18 to 3Q19
+105
1,000,000
800,000
600,000
400,000
200,000
Transactions
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Retailer initiated
D2C: App and web

New Businesses · **Revenue & Margin Contribution**

Revenues Increasing and Margins Expanding as Initiatives Scale



Growth revenue in millions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Revenue less direct cost in millions
Net2phone UCaaS
Money Transfer
National Retail Solutions
Margin Contribution

Financials

Balance Sheet

P&L

Non-GAAP Reconciliation

Financials

Balance Sheet

As of April 30, 2019
(in millions of USD)

Assets

Cash and cash equivalents	79.3
Restricted cash and cash equivalents	162.8
Debt securities	0.3
Trade accounts receivable, net	54.4
Prepaid expenses	22.9
Other current assets	26.7
Total current assets	**346.4**
Plant, property and equipment	35.0
Goodwill	11.2
Intangibles	4.2
Investments	8.4
Deferred income tax, net	2.8
Other assets	11.9
Total assets	**419.9**

Liabilities and Equity

Accounts payable and accrued expenses	153.6
Deferred revenue	40.7
Customer deposits	160.8
Other current liabilities	7.2
Total current liabilities	**362.3**
Other liabilities	1.1
Total liabilities	**363.4**
Noncontrolling interests	0.4
Shareholders' equity	56.1
Total liabilities & equity	**419.9**

Financials

Profit & Loss

(USD in millions except EPS)	4Q FY 2018	1Q FY 2019	2Q FY 2019	3Q FY 2019	TTM*
Revenue	392.6	362.3	349.5	341.3	1445.7
Direct cost of revenue	325.1	304.7	291.2	282.8	1203.8
Direct cost %	82.8%	84.1%	83.3%	82.9%	83.3%
SG&A	50.7	50.6	50.9	49.5	201.7
SG&A %	12.9%	14.0%	14.6%	14.5%	13.9%
Income from operations	10.5	1.3	1.5	2.7	16.0
Adjusted EBITDA	16.8	7.1	7.4	8.9	40.2
Income (loss) per share**	**0.33**	**(0.06)**	**0.01**	**0.15**	**$0.43**

**Twelve months ended April 30, 2019*

*** EPS fully diluted*

Non-GAAP Reconciliation

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA which is a non-GAAP measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Management believes that IDT's Adjusted EBITDA is a measure that provide useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA as well as the GAAP measures income (loss) from operations and net income, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

IDT's measure of Adjusted EBITDA consists of revenues less direct cost of revenues and selling, general and administrative expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations, add depreciation and amortization, severance expense and other operating losses, and subtract other operating gains.

These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal 2018 and fiscal 2019 periods.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

(continued on next page)

Non-GAAP Reconciliation

Severance expense is also excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Other operating gains (losses), which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA.. Other operating gains (losses) is excluded from the calculation of Adjusted EBITDA. From time-to-time, IDT may incur costs related to non-routine legal and regulatory matters. IDT does not believe the gains or losses from non-routine legal and regulatory matters are components of IDT's core operating results.

The other calculation of Adjusted EBITDA consists of revenues less direct cost of revenues and selling, general and administrative expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations and cash flow from operating activities, or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is the reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure for IDT on a consolidated basis.

Non-GAAP Reconciliation

IDT

Reconciling Adjusted EBITDA to Income from Operations

(USD in millions)	4Q FY 2018	1Q FY 2019	2Q FY 2019	3Q FY 2019	TTM*
Adjusted EBITDA	$16.8	$7.1	$7.4	$8.9	$40.2
D&A	($5.6)	($5.6)	($5.8)	($5.5)	($22.5)
Severance	($0.3)	$0.0	$0.0	($0.6)	($0.9)
Other gains (losses)	($0.4)	($0.2)	($0.1)	($0.1)	($0.8)
Income (loss) from operations	**$10.5**	**$1.3**	**$1.5**	**$2.7**	**$16.0**
	$10.5	$1.3	$1.5	$2.7	$16.0

* Twelve months ended April 30, 2019

Thank you

IDT Investor Relations
520 Broad Street
Newark, NJ 07102
invest@idt.net